                                                                   EXHIBIT 10.01

                       FIRST AMENDMENT dated as of September 7, 2006 (this
                  "Amendment") to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 7, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE HARTFORD FINANCIAL SERVICES GROUP, INC. (the "Company"), HARTFORD LIFE, INC. ("Hartford Life"), the BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


      WHEREAS the Borrowers, the Administrative Agent and the Required Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement in the manner set forth herein.

      NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement (as amended hereby).

      SECTION 2. Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

      (a) Section 1.01 of the Credit Agreement is amended to add definitions of the following terms in appropriate alphabetical order:

      `"Consumer Notes' means fixed, floating and index notes issued by Hartford Life Insurance Company to retail investors whereby the terms of such notes require that the net proceeds to Hartford Life Insurance Company be utilized to purchase a like amount of assets to be held by Hartford Life Insurance Company, and whereby the instrument issued is a registered security, not an insurance contract of any type. Each set of Consumer Notes issued on the same date and which have common terms and a common maturity date is referred to as a tranche of Consumer Notes.".

      `"First Amendment' means the First Amendment dated as of September 7, 2006 to this Agreement.".

      `"First Amendment Effective Date' means the first date on which the conditions to effectiveness of the First Amendment were satisfied in accordance with the terms thereof.".

            (b) the definition of "Consolidated Total Debt" in Section 1.01 of the Agreement is amended by inserting the following sentence at the end of such definition:

      "Consolidated Total Debt shall exclude the aggregate principal amount of all Consumer Notes outstanding at any time that S&P does not classify the Consumer Notes as financial leverage of the Company or a Subsidiary".

            (c) clause (c) of Section 5.03 of the Agreement is amended to read in its entirety:

            "(c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer (A) certifying that (1) no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (2) to such Financial Officer's knowledge, as of the date of such certificate, S&P does not classify the aggregate principal amount of Consumer Notes as financial leverage of the Company or a Subsidiary and (B) setting forth (1) each Standard Letter of Credit and Secured Letter of Credit outstanding as of the end of such fiscal year or fiscal quarter and (2) each item of Collateral on deposit in each LC Security Account, and the Collateral Value thereof, as of the end of such fiscal year or fiscal quarter;".

            (d) Article V is amended by inserting the following Section at the end of such Article:

      SECTION 5.16. Limitation on Issuance of Consumer Notes. Permit the aggregate principal amount of Consumer Notes outstanding at any time (a) from (and including) the First Amendment Effective Date through (but excluding) the first anniversary of the First Amendment Effective Date, to exceed $3,000,000,000, (b) from (and including) the first anniversary of the First Amendment Effective Date through (but excluding) the second anniversary of the First Amendment Effective Date, to exceed $4,000,000,000, (c) from (and including) the second anniversary of the First Amendment Effective Date through (but excluding) the third anniversary of the First Amendment Effective Date, to exceed $5,000,000,000 and (d) from (and including) the third anniversary of the First Amendment Effective Date and thereafter, to exceed $6,000,000,000.

            (e) clause (f) of Article VI is amended to read in its entirety:

            "(f) the Company or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $100,000,000, when and as the same shall become due and payable (and in the case of Consumer Notes, such failure shall continue unremedied for ten Business Days) or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity; provided that, for purposes of this clause (f), the failure to pay principal or interest in respect of, or observe or perform any other term, covenant, condition or agreement applicable to, one tranche of Consumer Notes shall not, in and of itself, constitute the failure to pay principal or interest in respect of, or observe or perform any other term, covenant, condition or agreement applicable to, any other tranche of Consumer Notes;".

      SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and after giving effect hereto:

            (a) this Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes each Borrower's legal, valid and binding obligation, enforceable against it in accordance with its terms.

            (b) No Default or Event of Default has occurred and is continuing.

            (c) all representations and warranties of each Borrower contained in the Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

            (d) this Amendment and the transactions contemplated hereby (a) do not require any action, consent or approval of, registration or filing with, or other action by, any Governmental Authority, other than those which have been taken, given or made and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation (including the Margin Regulations) or of the certificate of incorporation or other constitutive documents or by-laws of any Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon any property or assets of any Borrower.

      SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the "First Amendment Effective Date") on which:

            (a) the Administrative Agent shall have received counterparts hereof duly executed and delivered by each of the Borrowers and the Required Lenders.

            (b) the Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

            (c) the Administrative Agent shall have received payment of all reasonable fees and out-of-pocket expenses, to the extent invoiced, to be paid or reimbursed to it by the Borrowers pursuant to the Credit Agreement, including those referred to in Section 6.

      SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. All representations and warranties made by any Borrower herein shall be deemed made under the Credit Agreement with the same force and effect as if set forth in full therein. On and after the First Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

      SECTION 6. Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel.

      SECTION 7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic imaging means of the relevant executed signature pages hereof.

      SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                    THE HARTFORD FINANCIAL SERVICES
                                    GROUP, INC.,
                                    as Borrower

                                       by /s/ John N. Giamalis
                                          ------------------------------------
                                          Name:  John N. Giamalis
                                          Title: Senior Vice President and
                                                 Treasurer


                                    HARTFORD LIFE, INC.,
                                    as Borrower,

                                       by /s/ John N. Giamalis
                                          ------------------------------------
                                          Name:  John N. Giamalis
                                          Title: Senior Vice President and
                                                 Treasurer


                                    BANK OF AMERICA, N.A.,
                                    as LC Issuer, Administrative Agent
                                    and a Lender,

                                       by /s/ Jason Cassity
                                          ------------------------------------
                                          Name:  Jason Cassity
                                          Title: Vice President